Goldman Sachs Equity Index Fund – Service Shares

Before you invest, you may want to review the Goldman Sachs Equity Index Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to Shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an
e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.72%
Fee Waiver and Expense Limitation[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.48%

1 The Investment Adviser has agreed to (i) waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Fund’s average daily net assets between $0 and $400 million, and equal to 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets exceeding $400 million, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 49	$ 206	$ 377	$ 872

2        SUMMARY PROSPECTUS — GOLDMAN SACHS EQUITY INDEX FUND — SERVICE SHARES

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2012 was 3% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund attempts to replicate the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund’s benchmark is the Standard & Poor’s 500® Index (“S&P 500® Index”). Under normal circumstances, the Fund will hold equity securities of approximately 500 different companies included in the S&P 500® Index and will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity type securities. To the extent that the Fund’s ability to invest in any of the companies included in the S&P 500® Index is limited by applicable regulatory requirements, the Fund may invest in fewer than 500 companies, and may not be able to precisely replicate the performance of the S&P 500® Index. Additionally, in an attempt to replicate the performance of companies in which it may be unable to invest, the Fund may overweight certain holdings (relative to the S&P 500® Index) that have similar characteristics.

The Fund’s passive equity process objective is to seek to remain fully invested in the equity market. To accomplish this, the Fund may hold an unleveraged exchange-traded index futures contracts to maintain full exposure.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investment in the Fund involves substantial risks which prospective investors should consider carefully before investing.

Index Risk. Unlike many investment companies, the Fund is not actively managed. As a result, the Fund will not typically dispose of a security unless the security is removed from the relevant index, even if the issuer is in financial trouble.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Risk. The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions (which may prevent the Fund from being fully invested), transaction costs, Fund expenses and other factors. In addition, to the extent that the Fund’s ability to invest in any of the companies included in the benchmark index is limited by applicable regulatory requirements, the Fund will not be able to fully implement its replication strategy, which will affect the Fund’s relative performance.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.goldmansachsfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2012	1 Year	5 Years	Since Inception
Service Shares (Inception 1/9/06)	15.50%	1.37%	3.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.96%	1.66%	3.69%

3        SUMMARY PROSPECTUS — GOLDMAN SACHS EQUITY INDEX FUND — SERVICE SHARES

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”). SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers: John Tucker, CFA, Senior Managing Director and Senior Portfolio Manager of SSgA FM, and Kristin Carcio, Vice President and Portfolio Manager of SSgA FM, have both managed the Fund since 2007.

BUYING AND SELLING FUND SHARES

Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

TAX INFORMATION

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS EQUITY INDEX FUND — SERVICE SHARES

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